SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 6, 2006

Date of Report (Date of earliest event reported)

METALDYNE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	00-12068	38-2513957
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

47659 Halyard Drive, Plymouth, Michigan 48170

(Address of principal executive offices)

(734) 207-6200

(Registrant’s telephone number, including area code)

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Metaldyne Corporation intends to enter into a new senior secured asset-based revolving credit facility, a deposit-linked synthetic supplemental letter of credit facility and a term loan facility (together, the "New Credit Facilities") to refinance and replace the Company's existing revolving credit, supplemental deposit-linked letter of credit and term loan facilities and off-balance sheet accounts receivables securitization facility. On December 6, 2006, a presentation to certain investors relating to the New Credit Facilities will be given by Timothy D. Leuliette, Metaldyne's Chief Executive Officer, and Jeffrey M. Stafeil, Metaldyne's Chief Financial Officer. The visual presentation accompanying this presentation is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith.

Exhibit 99.1            Visual Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : December 6, 2006

METALDYNE CORPORATION

	By :	/s/ Jeffrey M. Stafeil
		Name :	Jeffrey M. Stafeil
		Title :	Executive Vice President
and Chief Financial Officer